UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2901 West Bluegrass Blvd., Suite 100
Lehi, Utah 84043
(Address of principal executive offices and zip code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	NATR	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022, Nature’s Sunshine Products, Inc. (the “Company”) announced the promotion of Mr. Jonathan D. Lanoy to the position of Senior Vice President, Finance in addition to his service as Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer until such time as the Company appoints a Chief Financial Officer. The Company also previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2022, that Mr. Shane Jones would serve as the Company’s Chief Financial Officer.

On January 24, 2023, Mr. Lanoy was appointed Chief Accounting Officer, and will continue to serve as the Company’s Principal Accounting Officer. Also on January 24, 2023, the Company appointed Mr. Jones to serve as the Company’s Principal Financial Officer.

The description of the terms and provisions of the compensatory arrangements for Mr. Lanoy and Mr. Jones are set forth in the Current Reports on Form 8-K filed September 6, 2022 and December 6, 2022 respectively, with the attachments thereto, and which are incorporated herein by reference.

There is no arrangement or understanding between Mr. Lanoy or Mr. Jones and any other person pursuant to which they were selected as officers of the Company. Mr. Lanoy or Mr. Jones have no family relationship (within the meaning of Item 401(d) of Regulation S-K) with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There has been no transaction since the beginning of the Company’s last fiscal year, and there is no currently proposed transaction, in excess of $120,000 in which the Company is or was a participant and in which Mr. Lanoy or Mr. Jones any of their immediate family members (within the meaning of Item 404 of Regulation S-K) had or will have a direct or indirect material interest.

Item 9.01    Financial Statements and Exhibits

Item No.	Exhibit
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: February 2, 2023	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Secretary